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                                                                  Exhibit 10.11A

              EXECUTIVE NOTES ASSIGNMENT AND ASSUMPTION AGREEMENT


          This EXECUTIVE NOTES ASSIGNMENT AND ASSUMPTION AGREEMENT (the "Agreement" is made as of JULY 31, 1997, by and among Sovereign Specialty Chemicals, L.P., a Delaware limited partnership (the "Partnership"), Sovereign Specialty Chemicals Corporation (the "General Partner") and Sovereign Specialty Chemicals, Inc., a Delaware corporation (the "Corporation").

          WHEREAS, the Partnership and the General Partner wish to assign certain assets and all of their rights, interest and obligations under certain contracts to the Corporation;

          WHEREAS, the Corporation wishes to assume the obligations of the Partnership and the General Partner under such contracts.

          NOW, THEREFORE, the parties hereto agree as follows:

          1. Assignment. the Partnership and the General Partner hereby assign to the Corporation the following assets and all of the Partnership's and the General Partner's rights, interests and obligations under any of the following contracts:

               (a) the Executive Note issued on March 31, 1996 to the Partnership by Gerald A. Loftus in the principal amount of $110,000;

               (b) the Executive Note issued on August 16, 1996 to the Partnership by John Edholm in the principal amount of $125,000;

               (c) the Executive Note issued on August 16, 1996 to the Partnership by Richard Johnston in the principal amount of $125,000;

               (d) the Executive Note issued on June 1, 1997 to the Partnership by Stephen Zavodny in the principal amount of $15,000;

               (e) the Executive Note issued on June 1, 1997 to the Partnership by Stephen Zavodny in the principal amount of $13,700;

               (f) the Executive Note issued on October 7, 1996 to the Partnership by Richard Bashford in the principal amount of $62,500;

               (g) the Executive Note issued on October 15, 1996 to the Partnership by Paul Gavlinski in the principal amount of $27,500;

               (h) the Executive Note issued on July 31, 1997 to the Partnership by Paul Gavlinski in the principal amount of $30,000;

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          (i)  the Executive Note issued on October 7, 1996 to the Partnership by Louis Pace in the principal amount of $7,500;

          (j) the Executive Note issued on January 5, 1998 to the Partnership by Lowell D. Johnson in the principal amount of $50,000;

          (k) the Executive Note issued on July 1, 1998 to the Partnership by Karen Kempa Seeberg in the principal amount of $45,000;

          (l) the Executive Note issued on September 29, 1998 to the Partnership by Frederick Quinn in the principal amount of $148,500; and

          (m) the Executive Note issued on March 10, 1998 to the Partnership by Michael J. Prude in the principal amount of $255,000.

     2. Assumption. The Corporation hereby assumes all obligations, including but not limited to, obligations to make lease, salary or consulting fee payments, of the General Partnership and the Partnership under all of the agreements specified in paragraph 1.

     3. Counterparts. This Agreement may be executed in one or more counterparts (including by means of telecopied signature pages), each of which shall be deemed an original, but all of which shall together constitute one and the same agreement.

                               *   *   *   *   *

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IN WITNESS WHEREOF, the parties have executed this Agreement as of July 31,
1997.




                                   SOVEREIGN CHEMICALS CORPORATION



                                   By: /s/ Robert B. Covalt
                                      ----------------------------

                                   Its:
                                       ---------------------------



                                   SOVEREIGN SPECIALTY CHEMICALS, L.P.



                                   By: /s/ Robert B. Covalt
                                      ----------------------------

                                   Its:
                                       ---------------------------



                                   SOVEREIGN SPECIALITY CHEMICALS, INC.



                                   By: /s/ Robert B. Covalt
                                      ----------------------------

                                   Its:  President & CEO
                                       ---------------------------